                                                                   Exhibit 23(b)


                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 1995, in Amendment No. 1 to the Registration Statement (Form S-4, No. 33-57483) and related Prospectus of Huntington Bancshares Incorporated for the registration of 2,500,000 shares of its common stock.


                                        Ernst & Young LLP
                                        /s/ Ernst & Young LLP

Columbus, Ohio
March 6, 1995